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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported): February 25, 1999
                                                        -----------------



                             Sundance Homes, Inc.
              --------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

           Illinois                    0-21900                    36-3111764
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(State or Other Jurisdiction         (Commission                (IRS Employer
     of incorporation)               File Number)             Identification No.

      150 West Center Court, Schaumburg, Illinois                      60195
      -------------------------------------------                      -----
       (Address of Principal Executive Offices)                      (Zip Code)

      Registrant's telephone number, including area code (847) 255-5555
                                                         ---------------
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Item 5.   Other Events.

On February 25, 1999, the Registrant issued the press release attached hereto as
Exhibit 99.1 announcing the execution of a letter of intent for the sale of substantially all of the assets related to its suburban housing operations. The information contained in this press release is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated February 25, 1999



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Sundance Homes, Inc.


Dated:  February 26, 1999               By:  /s/ JOSEPH R. ATKIN
                                             --------------------
                                             Joseph R. Atkin
                                             Director, Vice President and
                                             Chief Financial Officer

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                                 Exhibit Index
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
 Exhibit #                               Item
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
   99.1                        Press Release

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